EXHIBIT 99.1

                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE SOUTHERN DISTRICT OF NEW YORK

UNITED STATES OF AMERICA,           )
               Plaintiff,           )
                                    )
               v.                   )      Civil Case No. ____________
                                    )
WINFIELD CAPITAL CORP.              )
               Defendant.           )
                                    )

        _______________________________________________________________

                              STIPULATED SETTLEMENT
        _______________________________________________________________

        WHEREAS, Plaintiff, United States of America, on behalf of its agency, the United States Small Business Administration ("Plaintiff") has filed and caused to be served upon defendant, Winfield Capital Corp. ("Defendant"), a complaint; and

        WHEREAS, the said parties desire to resolve this matter amicably without further proceedings, trial or adjudication of any issue, and stipulate as follows:

        1. That the Complaint has been validly served upon Defendant;

        2. That this Court has jurisdiction over the subject matter of this action and over Defendant;

        3. To the entry of the attached CONSENT ORDER AND JUDGMENT without further proceedings;

        4. That findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure are hereby waived;

        5. That Defendant waives any right it may have to contest the validity of the attached CONSENT JUDGMENT and ORDER; and

        6. The ORDER may be presented by plaintiff to the Court for signature and entry without further notice; however the United States will provide notice of entry to Defendant.

                                  EXHIBIT 99.1


APPROVED FOR ENTRY:

                                             HONORABLE
                                             UNITED STATES ATTORNEY

                                             By:
                                                --------------------------------

                                             Chief, Civil Division


                                             -----------------------------------
                                             Arlene Messinger
                                             Assistant General Counsel
                                             Small Business Administration
                                             409 3rd Street, SW
                                             Washington, D.C. 20416
                                             202-205-6857


                                             ATTORNEYS FOR PLAINTIFF


                                             Winfield Capital Corp.


                                             By: /s/ PAUL A. PERLIN
                                                 -------------------------------
                                                 Paul A. Perlin

                                             Its:  Chief Executive Officer
                                                   -----------------------


                                             DEFENDANT